                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): FEBRUARY 12, 2004
                                                       ------------------------

                               HEALTH GRADES, INC.
--------------------------------------------------------------------------------
                 (Exact Name of Registrant Specified in Charter)

           DELAWARE                           0-22019                  62-1623449
-------------------------------       ------------------------     ------------------
(State or Other Jurisdiction of       (Commission File Number)     (I.R.S. Employer
         Incorporation)                                            Identification No.)

   44 UNION BOULEVARD, SUITE 600
        LAKEWOOD, COLORADO                                                 80228
----------------------------------------                           ------------------
(Address of Principal Executive Offices)                               (Zip Code)

Registrant's telephone number, including area code:     (303) 716-0041
                                                    ---------------------------














                                     -MORE-

Item 12. Results of Operations and Financial Condition

On February 12, 2004, we issued a press release announcing fourth quarter 2003 earnings. This information is furnished herewith as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, except as shall be expressly set forth by specific reference in such filing.




                                     -MORE-

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        HEALTH GRADES, INC.
                                                   (Registrant)

                                        By:  /s/ Allen Dodge
                                           ---------------------------------
                                           Allen Dodge
                                           Senior Vice President - Finance/
                                           Chief Financial Officer



Dated: February 17, 2004





                                     -MORE-

                                 EXHIBIT INDEX


EXHIBIT
  NO.         DESCRIPTION
-------       -----------
99.1          Press Release Dated February 12, 2004




                                     -MORE-